EXHIBIT 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “IP Security Agreement”) is made as of the 29th day of December, 2008 by and (i) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and BRIDGELINE SOFTWARE, INC., a Delaware corporation with its chief executive office located at 10 Sixth Road, Woburn, Massachusetts 01801 (“Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated as of September 29, 2008, as amended by a certain First Loan Modification Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement).  Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain copyrights, trademarks, patents, and mask works to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor, grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property Collateral (including without limitation those copyrights, patents, trademarks, and mask works listed respectively on Exhibits A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement.  The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity.  Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this IP Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any other rights, powers or remedies.

Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this IP Security Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

GRANTOR:	BANK:

BRIDGELINE SOFTWARE, INC.	SILICON VALLEY BANK

By: /s/ Gary M. Cebula	By: /s/ Philip T. Silvia
Name: Gary M. Cebula	Name: Philip T. Silvia
Title: CFO	Title: Relationship Manager

EXHIBIT A

Copyrights

Description	Registration/Application Number	Registration/Application Date

None.

EXHIBIT B

Patents

Description	Registration/Application Number	Registration/Application Date

None.

EXHIBIT C

Trademarks

Description	Registration/Application Number	Registration/Application Date

See attached list.

Page: 1 of 2
Trademark List
Bridgeline Software, Inc.

Trademark	Case Number	Sub	Case	Application No.	Publication No.	Registration No.	Status
	Country	Case	Type	Filing Date	Publication Date	Registration Date	Next Renewal

BRIDGELINE	BRIDGETM01		ORD	76/444885		2,740,059	Registered
	United States of America			28-Aug-2002	29-Apr-2003	22-Jul-2003	22-Jul-2013
Classes: 09 Int., 42 Int.		Attorneys: TFD
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

BRIDGELINE QUALITY INTERNET SOLUTIONS	BRIDGETM02		ORD	76/444884		2,752,441	Registered
Classes: 09 Int., 42 Int.	United States of America	Attorneys: TFD		28-Aug-2002	27-May-2003	19-Aug-2003	19-Aug-2013
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

NETEDITOR	BRIDGETM03		ORD	76/444883		2,736,403	Registered
	United States of America			28-Aug-2002	22-Apr-2003	15-Jul-2003	15-Jul-2013
Classes: 09 Int.		Attorneys: TFD
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

IAPPS	BRIDGETM04		ORD	75/019685		2,015,430	Registered
Classes: 42 Int.	United States of America	Attorneys: TFD		09-Nov-1995	20-Sep-1996	20-Nov-1996	20-Aug-2006
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

Page: 2 of 2
Trademark List
Bridgeline Software, Inc.

Trademark	Case Number	Sub	Case	Application No.	Publication No.	Registration No.	Status
	Country	Case	Type	Filing Date	Publication Date	Registration Date	Next Renewal

ORGITECTURE	BRIDGETM05		ORD	78/919987		3,237,248	Registered
	United States of America			29-Jun-2006	13-Feb-2007	01-May-2007	01-May-2017
Classes: 42 Int.		Attorneys: TFD
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

POWERSHOP	BRIDGETM06		ORD	77/441715			Published
Classes: 09 Int.	United States of America	Attorneys: TFD		07-Apr-2008	26-Aug-2008
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

POWERSHOP	BRIDGETM07		ORD	77/441721		Published
	United States of America			07-Apr-2008	26-Aug-2008
Classes: 42 Int.		Attorneys: TFD
Owner: Bridgeline Software, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

EXHIBIT D

Mask Works

Description	Registration/Application Number	Registration/Application Date

None.